UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2009

VERSAR, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-9309	54-0852979
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6850 Versar Center Springfield, Virginia 22151
(Address of principal executive offices)
(Zip Code)

(703) 750-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           On May 7, 2009, the Board of Directors (the “Board”) of Versar, Inc. (the “Company”) promoted Jeffrey A. Wagonhurst, Senior Vice President, Program Management Business Segment, to the position of Executive Vice President, Program Management Business Segment and, in anticipation of such promotion, on May 6, 2009, the Compensation Committee of the Board approved an increase in his salary to $225,000 per year.  In addition, on May 7, 2009, the Board promoted Michael Abram, Senior Vice President, Compliance and Environmental Program Business Segment, to the position of Senior Vice President and Chief Administrative Officer and, in anticipation of such promotion, on May 6, 2009, the Compensation Committee of the Board approved an increase in his salary to $180,000 per year.

On May 7, 2009, the Board appointed Jeffrey Moran to the position of Senior Vice President, Compliance and Environmental Programs Business Segment, effective May 11, 2009.  On May 6, 2009, in anticipation of Mr. Moran’s appointment, the Compensation Committee of the Board approved (i) Mr. Moran’s initial salary, which will be $165,000 per year, and (ii) the grant upon his first day of employment with the Company on May 11, 2009, of 3,000 shares of restricted stock which will vest in two annual installments commencing May 11, 2010.  Mr. Moran, age 45, is a registered professional engineer with over twenty two years of experience.  From 2003 until his employment with the Company, Mr. Moran was employed by Tetra Tech, Inc., most recently in the position of Director.  There are no transactions in which Mr. Moran has an interest requiring disclosure under Item 404(a) of Regulation S-K.

(e)           On May 7, 2009, the Board approved a form indemnification agreement to be executed with each of the Company’s directors and officers (each, an “Indemnitee”) substantially in the form presented to the Board.  The indemnification agreement supplements existing indemnification provisions in the Company’s Certificate of Incorporation providing specific contractual assurances to the Company’s directors and officers regarding customary indemnification protections which cannot be altered by future changes to the Company’s Certificate of Incorporation without the Indemnitee’s consent.

In general, the indemnification agreement provides that, subject to the procedures, limitation and exceptions set forth therein, the Company will indemnify each Indemnitee, to the fullest extent permitted by Delaware law, in connection with (among other things) the Indemnitee’s capacity as a director, officer, employee or agent of the Company.  This obligation includes indemnification for any expenses (including reasonable attorneys’ fees), judgments, fines and settlement amounts (if such settlement is approved in advance by the Company) actually and reasonably incurred by Indemnitee in connection with any threatened or pending action, suit or proceeding or alternative dispute resolution mechanism.  Under the indemnification agreement, the Company is also required (1) as permitted by Delaware law, to advance expenses prior to the final disposition of the matter, provided that Indemnitee is required to reimburse the Company for the amounts advanced if it is later determined that Indemnitee is not entitled to indemnification for such expenses and (2) in certain circumstances, to contribute to the payment of Indemnitee’s losses to the fullest extent permitted by law if a court determines that indemnification is unavailable under law.  The disinterested directors on the Board or a committee of disinterested directors generally have authority to determine an Indemnitee’s rights to indemnification unless a change in control, as defined by the indemnification agreement, has occurred.  Following a change in control, other than a change in control approved by a majority of the Company’s directors who were directors immediately prior to such change in control, determination of all matters concerning Indemnitee’s rights to indemnification under the indemnification agreement will be made by independent legal counsel, as defined by the agreement.

The Company is not obligated under the indemnification agreement to indemnify any Indemnitee in connection with:

●
Any claim for indemnity (1) on account of conduct by Indemnitee which has been determined by a final judgment to have failed to meet the applicable standard of conduct or (2) in any circumstances where a final judgment has determined that indemnity is prohibited by law;

●
Any action initiated by Indemnitee, except (1) an action to enforce the right to indemnification or advancement of expenses under the indemnify agreement if the Indemnitee is successful in establishing such right or (2) the court determines Indemnitee is otherwise entitled to indemnity for such expenses;

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●	Any claim for so-called “short-swing” profits received by Indemnitee from trading securities of the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934; or

●	Any proceeding or claim involving enforcement of non-compete or non-disclosure agreements or provisions of any other agreement.

The foregoing description is qualified in its entirety by reference to the full text of the form of indemnification agreement, filed as Exhibit 10.1 to this Current Report.

The Company intends to enter into indemnification agreements with the following directors: (i) Robert L. Durfee, (ii) Fernando V. Galaviz, (iii) James L. Gallagher, (iv) James V. Hansen, (v) Amaretto M. Hoeber, (vi) Paul J. Hoeper, (vii) Michael Markels, Jr., (viii) Amir A. Metry and (ix) Anthony L. Otten.  The Company also intends to enter into indemnification agreements with the Company’s officers, including the following executive officers: (i) Theodore M. Prociv, President and Chief Executive Officer, (ii) Lawrence W. Sinnott, Executive Vice President, Chief Operating Officer and Chief Financial Officer, (iii) Jeffrey A. Wagonhurst, Executive Vice President, Program Management Business Segment, (iv) Michael Abram, Senior Vice President and Chief Administrative Officer , (v) Paul W. Kendall, Senior Vice President, Global Marketing and Planning, (vi) James C. Dobbs, Senior Vice President, General Counsel and Secretary, (vii) Gina Foringer, Senior Vice President, Professional Services Business Segment, (viii) Charles S. Cox, Senior Vice President of the Company and President of its wholly-owned subsidiary, VIAP, Inc. and (ix) Jeffrey Moran, Senior Vice President, Compliance and Environmental Programs Business Segment.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2009, the Board of the Company amended Sections 1 (Certificates Representing Stock) and 3 (Stock Transfers) of Article I of the Company’s By-laws (the “By-Laws”), effective immediately, to allow for the issuance of uncertificated shares.  By being able to issue uncertificated shares, the Company may now participate in the Direct Registration System, which is currently administered by the Depository Trust Company.  The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.  The amendment to the By-laws also provides that each registered stockholder shall be entitled to a stock certificate upon written request to the transfer agent or registrar of the Company.

The full text of the By-laws, as amended, is filed as Exhibit 3.1 to this Current Report, and amended Article I thereof is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated By-laws of Versar, Inc.

10.1	Form of Indemnification Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2009	VERSAR, INC.

	By:	/s/ James C. Dobbs
James C. Dobbs
Senior Vice President and General Counsel

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